-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

                             Report to Shareholders

--------------------------------------------------------------------------------
Report Highlights

o Positive Australian bond market performance offset by currency weakness over the quarter.

o     Australian underlying inflation remained low, at 1.4% for 1997.

o A$ rebounded to US$0.685 at January 31, 1997 after falling below US$0.64 earlier in the month.
--------------------------------------------------------------------------------

To Our Shareholders,

      During the three months ended January 31, 1998, the total value of the Fund decreased slightly, with the positive Australian bond market performance outweighed by a decline in the Australian and New Zealand currencies against the US dollar. The Australian dollar was undermined by falling gold and other commodity prices, and by the fall in the value of the currencies of its major trading partners in Southeast Asia. The New Zealand dollar also suffered the effects of financial troubles in the region, compounded by increasing concerns over the New Zealand current account deficit. At January 31, 1998, the Fund's closing market price was $8.00, a discount of 11.60% to its net asset value of $9.05.

      For the quarter ended January 31, 1998, the Fund's total return on net asset value (with distributions reinvested) was -1.86%. The Fund's return on a market value basis (also with distributions reinvested) was slightly better at -0.42%, reflecting a narrowing of the discount to net asset value. A further analysis of the Fund's performance since inception is provided on page three of this report.

      At the Fund's December Board Meeting, the monthly dividend rate was reduced to US$0.05 per share, effective with the dividend payable on February 15, 1998. This change reflected a combination of the reduction in yields on Australian and New Zealand debt securities, as a result of the gradual fall in inflation over recent years, and the recent weakness in the Australian and New Zealand currencies. The Fund's current yield of 7.5% (based on the Fund's stock price at January 31, 1998 and the current monthly dividend rate) remains superior to comparably rated US cash and bond investments.

------------------------
    MARKET SUMMARY
------------------------

      The recent developments in the Australian and New Zealand economies and foreign exchange and debt markets are detailed in the Economic Review. In summary, the Australian economy continued to provide evidence of robust domestic economic activity, with unemployment finally beginning to fall in response to this strength. However, inflation remained benign and there were concerns over the effect on Australia of slower growth in the Asian region. Against this background, short-term interest rates were left unchanged, with the Reserve Bank of Australia satisfied that inflation was likely to remain in their target range in the medium-term. In New Zealand, the economy remained subdued, with consumer confidence low, and inflation continued to decline. The Reserve Bank of New Zealand raised short-term interest rates over the period to counteract the drop in the trade-weighted New Zealand dollar.

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

      The Australian bond market was underpinned by continued low inflation and expectations that lower levels of activity in Southeast Asia would restrict future inflationary pressures. In addition, the US Treasury market set a positive background for global bond markets. The New Zealand bond market suffered early in the period under review from current account concerns, but rallied into the year end on evidence of continued slow domestic activity and expectations of slower global growth.

    On behalf of the Board of Directors,


/s/ Sir Robert Cotton

    Sir Robert Cotton
    Chairman


/s/ David M. Felder

    David M. Felder
    President

    February 13, 1998

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY

At January 31, 1998, the average maturity of the portfolio was 4.8 years, with an average duration of 3.7 years and a current yield to maturity of 5.8%. Securities rated AAA comprised 81% of the portfolio with the remaining 19% in AA rated securities.
--------------------------------------------------------------------------------

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

              Performance from Inception through January 31, 1998
                                                          (Unaudited)

                   Growth of a Hypothetical $10,000 Investment

                              [LINE CHART OMITTED]

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 10.31%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average return has been 12.01%. Both the market and net asset value performance measures have outpaced the Salomon Brothers US Government Bond Index which has averaged 8.27%. The Salomon Brothers Australian Government Bond Index has averaged 14.14% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.23% since inception, the Fund has also outperformed the Australian index.

--------------------------------------------------------------------------------------------------------
           Annualized                               3                                    10     Since
           Performance                            Months*  1 Year    3 Years  5 Years  Years  Inception+
--------------------------------------------------------------------------------------------------------
Fund Market Value(1)                              -0.42%   -0.47%     6.72%    7.46%    9.76%   10.31%
--------------------------------------------------------------------------------------------------------
Fund Net Asset Value(2)                           -1.86%   -0.58%     9.00%    9.21%   10.63%   12.01%
--------------------------------------------------------------------------------------------------------
Salomon Brothers US Gov't Bond Index(3)            3.17%   11.15%     9.89%    7.20%    8.69%    8.27%
--------------------------------------------------------------------------------------------------------
Salomon Brothers Australian Gov't Bond Index(4)   -1.20%    2.24%    11.75%   10.77%   12.52%   14.14%
--------------------------------------------------------------------------------------------------------

      *     Not Annualized.
      +     Fund commenced operations November 28, 1986.
      (1)   Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.
      (2)   Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
     (3)(4) The Salomon Brothers US and Australian Government Bond Indices
            are US$ based unmanaged indices.

            Please remember that past performance may not be indicative of future results.

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

                                Economic Review
----------------------
    ECONOMIC REVIEW
----------------------

      During the fourth quarter of 1997, the United States economy exhibited strong domestic activity, continuing the trend set earlier in the year. However, the most significant influence on US economic sentiment was the impact of the deepening crisis in Asia. European economies continued to recover, but confidence remained low and unemployment stubbornly high. In Japan, growth remained sluggish and there were renewed concerns over the financial system, compounded by exposure to the Asian turmoil. The US bond market was supported by a combination of stable official interest rates and strong growth with low inflation. Additionally, the initial direct impact of "safe haven" buying of US Treasury bonds by fearful equity investors was confirmed by increased asset allocation flows into bonds. European bond markets also rallied against a background of low inflation and slack labor markets. Japanese bond yields remained at historical lows with the economy showing few signs of recovery.

Australia

      Australian economic growth was stronger than expected over the third quarter of 1997, with GDP(A), the average growth measure, rising 1.5% over the quarter, to be 3.6% higher than in September 1996. Domestic final demand was up a robust 5.9% in the year to September 1997, although an increased proportion of this demand was met by imports. There was strong growth in the communications and property areas and, despite a slower quarter, business investment was up over 15% on year ago levels. The only particularly weak area of the economy was the agricultural sector where activity fell back from last year's spectacular crop. The price deflators released with the GDP data were again consistent with the low levels of inflation reported in the CPI releases. The GDP figures also revealed encouraging gains in productivity.

      The growth in retail sales seen throughout 1997 did moderate late in the year, but activity remained at reasonably strong levels. Sales were up 4.2% in the year to December 1997, a marked acceleration from the 1%-3% increases reported in the first half of the year. December sales were disappointing in seasonally adjusted terms, falling 0.8%, but caution is advised when interpreting Christmas figures given that sales were about 27% higher in unadjusted terms. Anecdotal evidence has suggested that the trend in retail spending remains positive. Consumer sentiment remained surprisingly robust over the period given events in Asia, and the Westpac consumer sentiment index rose in January 1998 to its highest level since the end of 1996. The improvement was driven by more positive future expectations, low interest rates and an improving employment situation.

      The Australian labor market began to respond to the stronger domestic activity over the period. The rate of unemployment, which had hovered around 8.7% over the first half of 1997, declined to 8.2% in January 1998. Total employment increased by 67,200 over the period under review, and with the number of part-time jobs declining, full-time employment

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

                                Economic Review

growth was strong. Leading indicators, such as the ANZ job advertisement series, were consistent with meaningful employment growth, but did turn downwards in January. The growth in employment was led by the two largest states, Victoria and New South Wales.

      Australian December quarter CPI was released slightly below market expectations, and continued to confirm the benign price environment. Headline CPI fell 0.2% in the year to December, after declining 0.3% in the year to September 1997. The underlying inflation rate, which excludes the influence of lower interest rates, was 1.4%, down from 1.5% in the previous quarter. The weakness of the Australian dollar against the US dollar did not feed into higher import prices because the currency was little changed in trade-weighted terms. Indeed, despite a rise in the cost of importing cars, falling dealer margins led to a sharp decline in car prices, highlighting ongoing competition in the domestic goods markets.

      The concerns of the Reserve Bank of Australia over the level of wage settlements were moderated by the release of average earnings figures for the quarter to November 1997 at levels well below market expectations. Average weekly ordinary time earnings rose 0.4% over the quarter, to be up 3.7% over the year. This represented a decline from the 4.4% pace observed over the year to August 1997 and leaves wage inflation below the Reserve Bank's 4.5% "level of concern". The wage data has been volatile in recent quarters, but the average rate over the last four quarters has been an acceptable 3.6%. The drop in wage inflation is consistent with the change in labor market composition. Wage rises in the expanding full-time sector have been slower than those in the contracting part-time sector for some time.

      The release of the Australian current account data for the September quarter of 1997 revealed a deterioration from the June quarter, and it seems likely that the trend improvement in the current account has now been reversed. In addition, it should be noted that the June balance was bolstered by the export of a frigate to New Zealand and by Reserve Bank gold exports. The September figures did not reflect the recent weakness in Asia but did pick up a drop in rural exports as a result of lower crop yields.

New Zealand

    New Zealand GDP for the September quarter of 1997 was reported at 0.5%, leading to growth of 2.3% over the year to September. Growth in the year to June 1997 was 2.7%, and the September quarter figures highlight the ongoing weakness of the economy, despite upwards revisions to the previous quarter's data. Consumption remained flat and investment actually declined, but inventories increased and there was a slightly stronger contribution from the government sector. In addition, there was a boost to growth from net exports due to imports declining by more than exports over the quarter. More recent data suggested that activity remained slow in the final quarter of 1997, with trend retail sales declining in November. Anecdotal evidence suggested that Christmas sales were reasonably robust, but are

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

                                Economic Review

unlikely to lead to positive sales growth over the December quarter as a whole. The labor market did show some tightening over the final quarter of 1997. The rate of unemployment declined from 6.8% to 6.7% on the back of employment growth of 0.4%, with job gains broadly based.

      The subdued level of domestic activity and the relatively tight monetary conditions combined to keep New Zealand inflation on a downwards trajectory. CPI ex-credit services, the new inflation measure targeted by the Reserve Bank of New Zealand, was up 0.5% in the December quarter, in line with market expectations. Annual inflation fell from 1.8% in the year to September 1997 to 1.6% in the year to December, well within the RBNZ's target range. The housing sector continued to make the most significant positive contribution to the CPI, largely as a result of increases in local property tax rates and construction costs. Tradeable goods inflation was reasonably subdued, countering fears that the lower level of the trade-weighted New Zealand dollar would feed into higher import prices. However, the currency weakness continued into early 1998 and may yet affect domestic price levels.

      The New Zealand current account deficit again became a focus for international investors over the period under review. The September quarter deficit was slightly lower than market expectations, but did reveal a deterioration to NZ$2.2 billion and the annual deficit rose to 6.4% of GDP. The visible balance remained in surplus with the problems concentrated in the invisible balance. In particular, cash transfers into New Zealand by migrants fell, and the outflow of investment income remained strong.

Debt Markets

      The continued low inflation environment and the global uncertainties created by the Asian financial crisis allowed the Reserve Bank of Australia to keep short-term interest rates unchanged over the period under review. The Australian bond market improved over the period, with ten year yields falling from 6.1% in early November to 5.9% at the end of January, having reached a low of 5.65% at the start of 1998. Bond prices fell in November on concerns about stronger domestic activity, before rallying strongly with lower global yields as money was switched from nervous equity markets into bonds. The yield premium on Australian bonds over their US counterparts increased from 20 to 40 basis points.

      New Zealand short-term interest rates were dictated by the level of the trade-weighted currency rate over the period. The decline in the currency was felt by the Reserve Bank of New Zealand to have loosened monetary conditions to an inappropriate level, and short rates increased accordingly. This affected longer term interest rates adversely, and the New Zealand bond market declined over November and early December. The yield on ten year New Zealand government bonds rose from 6.65% at the beginning of November to 7.4% in mid-December. In addition to higher short rates, bonds were hampered by concerns over the level of the current account deficit. The New Zealand bond market rallied over

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

                                Economic Review

the remainder of the period, in line with global bond markets, and yields ended January at 6.8%.

Australian and New Zealand Dollars

      The Australian dollar fell sharply against the US dollar from November into early January, from US$0.71 to below US$0.64. The currency was little changed in trade-weighted terms but declined along with the currencies of its Asian trading partners against the US dollar. In addition, the prices of commodities, in particular gold, which are vital exports from Australia, fell in response to lower expected global growth in the wake of the Asian financial crisis. Gold prices were undermined by a perceived lack of demand from central banks, and indeed the Reserve Bank of Australia has been a regular seller of the metal in recent years. The Australian dollar did rally in the month of January as these negative forces were reversed to some extent. Commodity prices rose and there was some stabilization of the Asian crisis. The Yen received support from hopes of a fiscal stimulus package in Japan, and given that Japan is a major market for Australian exports, the Australian dollar rose above US$0.685 at the end of January.

      The New Zealand dollar fell in line with the Australian dollar into January, with sentiment dampened by many of the factors discussed above. The New Zealand economy is not subject to the same exposure to commodities as the Australian market, but the New Zealand currency also suffered from concerns over the level of the current account deficit. The New Zealand currency fell against the US dollar from US$0.63 to US$0.59, having reached a low of US$0.56 at the turn of the year. It also fell in trade-weighted terms over the period.

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

                  Portfolio of Investments and Cash on Deposit
                                                                January 31, 1998
                                                                     (Unaudited)

Long-Term Investments -- 96.2%
Principal Amount                                                                                   Value (US$)
----------------                                                                                    ----------
Australian Government and Semi-Government Bonds -- 64.7%

               Eurobonds -- 44.6%
 A$2,000,000   State Bank of South Australia                9.50% due 10/15/02 .................    $ 1,560,400
   5,000,000   Australian Industrial Development Corp.      9.25% due 2/17/03 ..................      3,895,070
   1,300,000   State Bank of New South Wales                9.25% due 2/18/03 ..................      1,009,911
   3,300,000   Export Finance & Insurance Corp.             9% due 3/26/03 .....................      2,549,709
  16,450,000   Queensland Treasury Corp.                    8% due 5/14/03 .....................     12,407,726
   2,750,000   State Bank of South Australia                10.50% due 6/23/03 .................      2,257,744
   2,500,000   Australian Industrial Development Corp.      8.75% due 7/20/04 ..................      1,941,589
  22,400,000   Queensland Treasury Corp.                    6.5% due 6/14/05 ...................     15,819,002
   2,200,000   Treasury Corp. of Victoria                   9% due 6/27/05 .....................      1,759,568
   1,000,000   Commonwealth Bank of Australia               9% due 8/15/05 .....................        797,782
   6,000,000   New South Wales Treasury Corp.               6.5% due 5/1/06 ....................      4,218,520
                                                                                                   ------------
                                                                                                     48,217,021
                                                                                                   ------------

               Domestic Bonds -- 20.1%
 A$6,500,000   Western Australia Treasury Corp.             12.5% due 4/1/98 ...................      4,545,024
  10,000,000   Commonwealth Government Bond                 12% due 11/15/01 ...................      8,389,634
   4,000,000   Victorian Public Finance Authority           12.5% due 10/15/03 .................      3,614,104
   6,000,000   Commonwealth Government Bond                 10% due 2/15/06 ....................      5,204,457
                                                                                                    -----------
                                                                                                     21,753,219
                                                                                                    -----------

Total Australian Government and Semi-Government Bonds -- (Cost $65,794,522)  ...................     69,970,240
                                                                                                    -----------
Australian Eurobonds -- 17.3%
 A$5,800,000   Toyota Motor Credit Corp.                    10.75% due 3/6/98 ..................      4,001,054
   2,500,000   Unilever Australia Ltd.                      12% due 4/8/98 .....................      1,736,279
   3,500,000   DSL Finance N.V.                             10.25% due 4/7/00 ..................      2,623,389
   6,000,000   Morgan Guaranty Trust Co.                    8% due 4/18/01 .....................      4,366,988
   2,000,000   Bayerische Vereinsbank AG                    8.75% due 5/17/01 ..................      1,484,589
   4,000,000   National Australia Bank                      7% due 7/23/04 .....................      2,864,715
   2,000,000   Bayerische Vereinsbank AG                    10.25% due 10/28/04 ................      1,664,656
                                                                                                    -----------
Total Australian Eurobonds -- (Cost $19,710,408)            ....................................     18,741,670
                                                                                                    -----------
New Zealand Eurobonds -- 10.0%
NZ$5,000,000   Province of Alberta                          8.00% due 10/30/98 .................      2,919,900
   2,500,000   General Electric Capital Corp.               8.75% due 5/21/99 ..................      1,471,381
   4,000,000   European Investment Bank                     8.50% due 5/30/01 ..................      2,387,407
   7,000,000   Federal National Mortgage Association        7.25% due 6/20/02 ..................      4,089,052
                                                                                                    -----------
Total New Zealand Eurobonds -- (Cost $12,054,335)           ....................................     10,867,740
                                                                                                    -----------
New Zealand Goverment Bond -- 4.2%
NZ$ 7,000,000  New Zealand Goverment Bond 10% due 3/15/02--(Cost $5,242,415) ...................      4,534,840
                                                                                                    -----------
Total Long-Term Investments -- (Cost $102,801,680)          ....................................    104,114,490
                                                                                                    -----------
Cash on Deposit -- 1.2%
 A$ 1,808,851  Brown Brothers Harriman & Co., upon demand at 3.6875% ...........................      1,239,877
US$    38,335  Brown Brothers Harriman & Co., upon demand at 4.50% .............................         38,835
                                                                                                    -----------
Total Cash on Deposit-- (Cost $1,232,128)                   ....................................      1,278,712
                                                                                                    -----------
Total Portfolio of Investments and Cash on Deposit -- 97.4% (Cost $104,033,808) ................    105,393,202
Other Assets less Liabilities -- 2.6%                       ....................................      2,765,340
                                                                                                    -----------
Net Assets-- 100.0%                                         ....................................   $108,158,542
                                                                                                    ===========

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------
                               Financial Summary
                                     for the Three Months ended January 31, 1998
                                                                     (Unaudited)


                                                                                  Net Asset Value
                                                              Total Net Assets        Per Share
                                                              ----------------        ---------
Beginning of period, November 1, 1997 .....................   $ 113,639,028          $   9.51
                                                              -------------          --------
    Net investment income* ................................       1,817,835              0.15
    Net realized gain on:
      Investment transactions* ............................         619,666              0.05
      Foreign currency transactions** .....................      (1,025,900)            (0.09)
    Change in unrealized appreciation on:
      Investments* ........................................      (1,469,311)            (0.12)
      Foreign currency denominated assets
        and liabilities** .................................      (2,159,178)            (0.18)
                                                              -------------          --------
    Net decrease in net assets resulting from operations ..      (2,216,888)            (0.19)
                                                              -------------          --------

    Dividends paid from net investment income .............      (1,912,733)            (0.16)
    Distributions paid from net realized capital gains ....      (1,350,865)            (0.11)
                                                              -------------          --------
    Net decrease in net assets resulting from distributions
      to shareholders .....................................      (3,263,598)            (0.27)
                                                              -------------          --------
    Net decrease in net asset value .......................      (5,480,486)            (0.46)
                                                              -------------          --------
End of period, January 31, 1998 ...........................   $ 108,158,542          $   9.05
                                                              =============          ========

** Net increase in net assets before net foreign currency loss and dividends and distributions paid to shareholders was $968,190, equal to $0.08 per share.

** Net realized and unrealized foreign currency loss was ($3,185,078), equal to ($0.27) per share.

The financial statements contained in this report were not audited and, accordingly, no opinion is expressed on them.

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

                  Dividend Reinvestment and Cash Purchase Plan
                  Tax Information                                    (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

      The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

      The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

      If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Tax Information

      In accordance with United States Federal income tax regulations, a summary for the calendar year ended December 31, 1997, of the dividends and distributions paid for Federal income tax purposes on a per share basis is provided below.

Distributions to Shareholders:
------------------------------
   Dividends ......................   $ 0.73300
   Long-Term Capital Gains* .......     0.14000
   Foreign Taxes (Australia) ......     0.02877
                                       --------
   Total Distributions ............   $ 0.90177
                                       ========

Distributions by Source:
------------------------
   Ordinary Income, Foreign Source:

     Australia ....................   $ 0.71052
     New Zealand ..................     0.05107
                                       --------
     Total Foreign Source .........     0.76159
   Ordinary Income, U.S. Source ...     0.00018
                                       --------
   Total Ordinary Income ..........     0.76177
   Long-Term Capital Gains* .......     0.14000
                                       --------
   Total Distributions ............   $ 0.90177
                                       ========

      * Of which $0.11950 will be taxed at a maximum Federal income tax rate of 20%.

      For 1997 the Fund has elected to treat the foreign taxes paid by it as having been paid proportionately by its shareholders. These foreign taxes have been allocated and reported according to above schedule.

      Shareholders can generally use this foreign tax amount, which is reported in Box 3 on Form 1099-DIV, to claim either a tax credit or an itemized deduction on their U.S. Federal tax return. IRS Form 1116 should be used to apply for a tax credit while for a deduction the amount of foreign taxes paid should be included on IRS Schedule A.

      If you require further tax information please consult your tax advisor.

      Please note that if you report for Federal income tax purposes on a calendar year basis, amounts which should be included in your 1997 return should be based on the Form 1099-DIV provided to you in January 1998.